Exhibit 10.16



                                November 2, 2005

VIA  E-MAIL  AND  FACSIMILE

Mr.  Gerald  W.  Green
XXXXXXXXXXXXX
XXXXXXX
XXXXXXXXXXXX
Phone:        XXX-XXX-XXXX
Fax:          XXX-XXX-XXXX

     RE:     AMENDMENT  TO  PURCHASE  AND  SALE  AGREEMENT

Dear  Mr.  Green:

     Your signature on the line designated below will signify your agreement to the herein described amendments to the Purchase and Sale Agreement between Mr. Gerald W. Green and New Century Energy Corp. ("NCEY") dated November 1, 2005. If these amendments reflect your agreement with NCEY then sign on the line provided and return a copy of this letter with your original signature to me at the address on the letterhead.

     The  Purchase  and  Sale  Agreement  is  amended  as  follows:

1.   The  Closing  Date  is  January  3,  2006.

2. The Effective Date of the conveyance shall remain October 1, 2005. However, the net revenue for the month of October, 2005, shall be split equally between Seller and Buyer.

3. Buyer will wire Seller a deposit in the amount of 10% of the purchase price, $189,000.00, on November 2, 2005. This deposit shall only be refundable to Buyer in the event that Seller does not have clear title to his interest at time of closing. The state of title shall be verified by Buyer by reviewing the real property records of McMullen County, Texas prior to the Closing Date.

4. Buyer will be responsible for all AFE charges for the new proposed LH #9 well that will spud in the next 30 days. Any charges for the #9 well paid in advance by Seller prior to October 1, 2005, will be reimbursed to Seller by Buyer as part of closing. Buyer will also be responsible for all AFE charges from the date of this Letter Agreement for the workover of the #4 well. Any charges paid by Seller from this date forward will also be reimbursed to Seller by Buyer as part of closing.

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5.   Any  unused  credits  on  Seller's  LOE  statement  as  of October 1, 2005, with U.S. Enercorp, Ltd. for drilling the #11 and Fee #1 wells will be refunded to Seller by Buyer at closing.

     Do not hesitate to call me if you have any questions or comments regarding these matters. Otherwise, I thank you in advance for your cooperation.

                                   Very  truly  yours,

                                   /s/  J.  Kevin  Raley

                                   J.  Kevin  Raley

Amendment  to  Purchase  and  Sale  Agreement  Agreed  to  and  Accepted:


/s/  Gerald  W.  Green                              /s/  Edward  R.  DeStefano
----------------------                              --------------------------
Gerald  W.  Green                                   Edward  R.  DeStefano
                                                    President  &  CEO
                                                    New  Century  Energy  Corp.

cc:  Mr.  Lee  Vendig
     The  Law  Office  of  Lee  D.  Vendig
     5949  Sherry  Lane,  Suite  1700
     Dallas,  Texas  75225
Via  E-mail  and  Facsimile

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